Exhibit 10.5

EXECUTION VERSION

BOND PURCHASE AGREEMENT

dated September 30, 2015,

by and among

HASI SYB TRUST 2015-1,

as Issuer

HA LAND LEASE HOLDINGS, LLC,

as Depositor

and

THE PURCHASERS NAMED HEREIN

HASI SYB TRUST 2015-1A-$100,500,000, CLASS A BONDS

The Persons named on Schedule 1 hereto (“Purchasers” and each, individually, a “Purchaser”) September 30, 2015

Ladies and Gentlemen:

Section 1. Introduction. HASI SYB TRUST 2015-1, a Delaware statutory trust (the “Issuer”), has duly authorized the issuance and sale of U.S.$ 100,500,000.00 principal aggregate amount of HASI SYB TRUST 2015-1A Class A Bonds (the “Bonds”) to the Purchasers named above pursuant to this Bond Purchase Agreement (this “Agreement”).

The Bonds will be authorized, issued and authenticated pursuant to an Indenture, dated as of September 30, 2015 (the “Indenture”), by and among the Issuer, Hannon Armstrong Capital, LLC, a Maryland limited liability company, as servicer (in such capacity, the “Servicer”), and The Bank of New York Mellon, as trustee (in such capacity, the “Indenture Trustee”). Payments and transfers of the Bonds will be subject to the terms and conditions of the Indenture. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture or the Contribution and Sale Agreement, as applicable, a copy of which has been provided to you. Any reference in this Agreement to “herein”, “hereto”, “hereunder” or terms of similar import shall refer collectively to this Agreement and all schedules, exhibits and other attachments to this Agreement. The Bonds purchased by you hereunder will be represented by certificated Bonds in definitive, fully registered form.

HA Land Lease Holdings, LLC, a Delaware limited liability company (the “Depositor”) will sell certain assets to the Issuer pursuant to a Contribution and Sale Agreement, dated as of September 30, 2015, by and among the Issuer and the Depositor (the “Sale Agreement”).

This Agreement and all other Transaction Documents are dated as of the date hereof (the “Closing Date”) and the sale and purchase of the Bonds contemplated hereby is occurring on the Closing Date.

For good and valuable consideration, the Issuer hereby agrees with each Purchaser as follows:

Section 2. Purchase, Sale, Payment and Delivery of the Bonds. The sale and purchase of the Bonds to be purchased by each Purchaser is occurring on the date hereof at the offices of Akin Gump Strauss Hauer & Feld LLC, One Bryant Park, New York, New York 10024, at 10:00 a m., New York City time. On the date hereof, the Issuer will deliver to each Purchaser the Bonds to be purchased by such Purchaser in the form of a single Bond (or such greater number of Bonds in denominations of at least $250,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer to account number              at The Bank of New York Mellon, 101 Barclay Street - 7W, New York, NY 10286, ABA# 021-000-018, account name: HASI SYB Tr 2015 1 Collection Acc. If on the Closing Date the Issuer shall fail to tender such Bonds to any Purchaser as provided above in this Section 2, or any of the conditions specified in Section 6 shall not have been fulfilled to such Purchaser’s satisfaction or waived by such Purchaser, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 6 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Issuer to tender such Bonds. Schedule 1 hereto sets forth the name of each Purchaser, its address, the principal amount of Bonds being purchased by such Purchaser and the purchase price being paid therefor by wire transfer on the date hereof.

Section 3. Representations, Warranties and Covenants of the Issuer. The Issuer represents, warrants, covenants and agrees with each Purchaser that, as of the Closing Date:

(a) The Issuer is a statutory trust duly formed, organized and existing under the laws of the state of Delaware and has the full legal right, power and authority to (i) adopt the resolutions authorizing the issuance of the Bonds, (ii) enter into the Transaction Documents (defined below) to which it is a party and to carry out the terms thereof, (iii) issue, sell and deliver the Bonds to Purchasers as provided herein and (iv) carry out and consummate the transactions as to the Bonds on its part contemplated by the Transaction Documents to which it is a party.

(b) All necessary official action has been taken by the Issuer with respect to, and the Issuer has duly authorized and approved the adoption or execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Transaction Documents to which it is a party, and the related authorizing resolutions and such authorizations and approvals are in full force and effect and have not been amended, modified or rescinded. The Bonds have been duly authorized by the Issuer and, when the Bonds are authenticated, delivered and paid for pursuant to this Agreement, such Bonds will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the Indenture, and enforceable in accordance with terms and conditions therein, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). When executed and delivered by the Issuer, each of the Transaction Documents to which it is a party will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(c) Assuming that the representations, warranties and covenants of each Purchaser contained in this Agreement are true and correct in all material respects and have been and will be complied with in all material respects and that the Bonds are offered and sold in accordance with the final Private Placement Memorandum (including the Appendices thereto), dated as of September 29, 2015 (the “Final PPM”), and the applicable Transaction Documents (as defined below), no registration of the Bonds under the Securities Act is required for the offer, sale and delivery of the Bonds at the time and in the manner contemplated by this Agreement and the Indenture.

(d) All of the representations and warranties made by the Issuer in the Transaction Documents to which Issuer is a party are true and correct in all material respects as of the Closing Date.

Section 4. Representations, Warranties and Covenants of the Depositor, made on behalf of the Issuer. The Depositor, on behalf of the Issuer, represents, warrants, covenants and agrees with each Purchaser that, on the Closing Date:

(a) The Issuer is not in breach of or in default under any applicable constitutional provision, law or administrative rule or regulation, or any agency or department, or its organizational or corporate documents, or any applicable judgment or decree or any trust agreement, loan agreement, indenture, bond, note, resolution, ordinance, agreement or other instrument to which the Issuer is a party or to which the Issuer or any of its properties or other assets is otherwise subject, and no event has occurred and is continuing which, with the passage of time or the giving of notice, or both, would constitute a default or event of default under any such instrument which breach, default or event could have an adverse effect on the Issuer’s ability to perform its obligations under the Transaction Documents; and, as of such times, the authorization, execution and delivery of the Transaction Documents and compliance by the Issuer with the obligations on its part to be performed in each of such agreements or instruments does not and will not conflict with or constitute a breach of or default under any applicable constitutional provision, law or administrative rule or regulation of the State of Delaware or the United States of America, or any agency or department of either, or the Issuer’s organizational documents, or any applicable judgment, decree, license, permit, trust agreement, loan agreement, indenture, bond, note, resolution, ordinance, agreement or other instrument to which the Issuer (or any of its officers in their respective capacities as such) is subject, or by which it or any of its properties is bound, nor will any such authorization, execution, delivery or compliance result in the creation or imposition of any lien, charge or other security interest or encumbrance of any nature whatsoever upon any of its assets or properties or under the terms of any such law, regulation or instrument, except as may be provided by the Transaction Documents.

(b) The Issuer, through its agent, Hannon Armstrong Capital, LLC, has delivered to each Purchaser a copy of the Final PPM (the Final PPM, together with the Transaction Documents, the “Offering

Materials”), relating to the securitization transaction contemplated by the Transaction Documents. The Offering Materials fairly describe, in all material respects, the general nature of the business and principal assets of the LLE Subsidiaries of the Issuer. The Offering Materials, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Schedule 2 hereto contains (except as noted therein) a complete and correct list of all of the Issuer’s subsidiaries, showing, as to each Land Lease Entity, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Issuer and, as to the Issuer, the Issuer’s directors and senior officers. Each Land Lease Entity is wholly-owned directly by the Issuer. There are no outstanding contracts, options, warrants, instruments, documents or agreements binding upon the Depositor or Issuer granting to any Person or group of Persons any right to purchase or acquire equity interests in any Land Lease Entity.

(d) All of the outstanding equity interests of each Land Lease Entity shown in Schedule 2 hereto have been contributed and sold to the Issuer, free and clear of any Lien other than Permitted Liens.

(e) There is no action, suit or proceeding at law or in equity, before or by any court, government agency, public board or body (collectively and individually, an “Action”) pending with respect to which the Issuer has been served with process or, to the knowledge of the Issuer, threatened, which Action (i) in any way questions the corporate existence of the Issuer or the titles of the officers of the Issuer to their respective offices, (ii) affects, contests or seeks to prohibit, restrain or enjoin any of the transactions contemplated by the Transaction Documents, or the payment or collection of any amounts pledged or to be pledged to pay the principal of and interest on the Bonds, or in any way contests or affects the validity or enforceability of the Transaction Documents or the consummation of the transactions on the part of the Issuer contemplated thereby, or (iii) may result in any material adverse change in the business, properties, other assets or financial condition of the Issuer; and as of the time of acceptance hereof, to the knowledge of the Issuer, there is no basis for any action, suit or proceeding of the nature described in clauses (i) through (iii) of this sentence.

(f) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled or unrecorded except such as may be required under state securities or blue sky laws in any jurisdiction in connection with the purchase and sale of the Bonds by a Purchaser. All official action of the Issuer relating to the Transaction Documents taken as of the date hereof pertaining to the Bonds shall be in full force and effect and shall not have been amended, modified or supplemented, except as may have been agreed to in writing by the Purchasers. The Issuer is in compliance in all material respects with the requirements of all applicable laws, rules, regulations, and orders of all Governmental Authorities.

(g) The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds from the transactions contemplated hereby, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

(h) All Third-Party Diligence Reports are, as among the parties to this Agreement, deemed to have been obtained by the Issuer pursuant to Rule 15Ga-2 and Rule 17g-10 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and all legal obligations with respect to any such Third-Party Diligence Report have been timely complied with and will continue to be timely complied with to the satisfaction of the Purchasers. “Third-Party Diligence Report” means any report generated by a third party with respect to due diligence services obtained by the Issuer or the Depositor within the meaning of Rule 15Ga-2 and Rule 17g-10 of the Exchange Act.

(i) Neither of the Issuer nor the Depositor has requested (or caused any person to request) any third party due diligence services, other than the third party due diligence services relating to the Third-Party Diligence Report(s) set forth on Schedule 3 hereto, each of which has been provided to Purchasers prior to the furnishing or filing of such report or portion thereof with the U.S. Securities and Exchange Commission or on its 17g-5 website, as applicable.

(j) (i) The Issuer is the owner of the membership interests contributed and sold to it by the Depositor free and clear of all liens other than Permitted Liens. All assets included in the Trust Estate are free and clear of all Liens other than Permitted Liens. Any and all financing statements and other documents or instruments necessary to perfect the Indenture Trustee’s Lien on the Trust Estate have been filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings have been paid in full; and

(ii) The Indenture creates a valid Grant of a security interest to the Indenture Trustee for the benefit of the Bondholders in all right, title and interest of the Issuer in the Trust Estate. To the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable law have been taken to perfect such security interest and lien in the assets of the Trust Estate subject to Permitted Liens.

(k) (i) The Issuer is not responsible for income or franchise tax.

(ii) Immediately after giving effect to the initial purchase of the Bonds, the Issuer will be solvent.

(l) The Issuer has no Indebtedness other than Indebtedness incurred pursuant to the Transaction Documents.

(m) The Issuer has not agreed nor consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien other than Permitted Liens.

(n) The Issuer is not an “investment company” required to register under the Investment Company Act of 1940, as amended.

(o) Issuer is not (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Issuer has not been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(p) No part of the proceeds from the sale of the Bonds hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Issuer, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(q) Issuer (i) has not been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Issuer’s knowledge after making due inquiry, is not under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has not been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has not had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Issuer has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Issuer is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(r) (a) Issuer (i) has not been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Issuer’s knowledge after making due inquiry, is not under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has not been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union; and (b) To the Issuer’s knowledge after making due inquiry, Issuer has not, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Authority official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Authority official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Authority official to do or omit to do any act in violation of the Governmental Authority official’s lawful duty, or (iii) inducing a Governmental Authority official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder.

(s) No part of the proceeds from the sale of the Bonds hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Authority official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Issuer has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Issuer is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

(t) The principal corporate office of the Issuer where the Issuer’s records are kept (unless then held by the Indenture Trustee) is care of the Owner Trustee at the Corporate Trust Office (as defined in the Trust Agreement).

(u) No proceeds of any Bonds will be used by the Issuer to acquire any security in any transaction which is subject to Sections 13 or 14 of the Exchange Act.

(v) All of the representations and warranties made by the Depositor, herein, on behalf of the Issuer, are true and correct in all material respects.

Section 5. Representations, Warranties and Covenants of Purchasers. Each Purchaser represents and warrants to, and agrees with the Issuer, on the Closing Date, that:

(a) Each Purchaser has the requisite power and authority to execute and deliver this Agreement, and to purchase the Bonds in accordance herewith, has duly authorized such execution, delivery and purchase, and has duly executed and delivered this Agreement.

(b) Each Purchaser is acquiring the Bonds as principal for its own account (or for one or more accounts each holder of which is both a Qualified Purchaser (defined below) and an Institutional Accredited Investor (defined below), and with respect to which accounts such Purchaser has sole investment discretion) for investment and not for sale in connection with any distribution thereof.

(c) Each Purchaser understands that the Bonds have not been and will not be registered under the Securities Act, and, if in the future it decides to offer, resell, pledge or otherwise transfer the Bonds, such Bonds may be offered, resold, pledged or otherwise transferred only in accordance with applicable state and federal securities laws, the provisions of the Indenture and the legends on such Bonds, including without limitation the requirement for written certifications. In particular, it understands that the Bonds may be transferred only to a person that is a Qualified Purchaser (as defined below), with respect to the Issuer and an Institutional Accredited Investor (defined below). It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Bonds.

(d) In connection with its purchase of the Bonds, each Purchaser has received the Offering Materials.

(e) Each Purchaser has a properly completed and signed Internal Revenue Service Form W-9, Form W-8BEN, W-8BEN-E, W-ECI, or W-8IMY, as applicable (or applicable successor form) and delivered it to the Issuer and the Indenture Trustee. By the purchase of the Bonds or its acceptance of a beneficial interest therein, each Purchaser acknowledges that interest on the Bonds will be treated as United States source interest, and, as such, United States withholding tax may apply.

(f) Each Purchaser is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940 (“Qualified Purchaser”) and an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (“Institutional Accredited Investor”).

(g) Each Purchaser severally represents and warrants that the funds being used to pay the purchase price for the Bonds are not “plan assets” of one or more “Benefit Plan Investors” (as defined in United States Department of Labor Regulation Section 2510.3-101(f)(2)), and that Purchaser’s acquisition, holding and disposition of the Bonds does not and will not constitute or give rise to a non-exempt prohibited transaction under ERISA, Section 4975 of the Internal Revenue Code or any similar law of any jurisdiction.

Section 6. Conditions Precedent. The performance by the parties hereto of their respective obligations hereunder are (unless waived in writing by the party or parties for which such condition is included herein) subject to the satisfaction of the following conditions precedent:

(a) all representations and warranties made by the Issuer and Depositor herein are, as of the Closing Date, true and correct in all material respects;

(b) all representations and warranties made by the respective Purchasers herein are, as of the Closing Date, true and correct in all material respects;

(c) each Purchaser shall have tendered payment of the purchase price for the Bonds in accordance with Section 2;

(d) payment shall have been tendered for the Class B Bonds pursuant to the Bond Purchase Agreement for the Class B Bonds;

(e) on the Closing Date, each of the following documents and instruments (the “Transaction Documents”) shall have been duly authorized, executed and delivered in form and substance satisfactory to the Purchasers and, with respect to the Bonds, authenticated by the parties thereto, and shall be in full force and effect and no default shall exist thereunder:

(i)	this Agreement;

(ii)	the Indenture;

(iii)	the Contribution and Sale Agreement;

(iv)	the Bonds;

(v)	the Class B Bond Purchase Agreement;

(vi)	the LLE Collateral Assignment;

(vii)	the Administration Agreement;

(viii)	the Direction Letters; and

(ix)	the HASI Indemnity.

(f) Each Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date hereof from both (a) in house counsel and (b) outside counsel to the applicable parties to the Transaction Documents, covering the matters set forth in Exhibit A and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request.

(g) the Bonds shall not have received a lower rating by the Rating Agency than that upon which the Bonds were marketed;

(h) each of the conditions precedent to the sale of the Bonds shall have been satisfied;

(i) The Issuer shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or on the Closing Date. Before and after giving effect to the issue and sale of the Bonds (and the application of the proceeds thereof as contemplated by Section 16), no Default or Event of Default shall have occurred and be continuing.

(j) The Issuer shall have delivered to each Purchaser a certificate, dated the date hereof, certifying that the conditions specified in this Section (other than clauses (b), (c), (d), (k), (n) and (p), have been fulfilled.

(k) The Issuer shall have delivered to each Purchaser a certificate, dated the date hereof, certifying as to (i) the resolutions attached thereto and other trust proceedings relating to the authorization, execution and delivery of the Bonds, this Agreement and the Indenture and (ii) the Issuer’s organizational documents as then in effect.

(l) On the Closing Date each Purchaser’s purchase of Bonds shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by a Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

(m) a private placement number issued by CUSIP service bureau shall have been obtained for the Class A Bonds;

(n) The Issuer or Depositor, on behalf of the Issuer, shall have paid on the Closing Date the reasonable fees, charges and disbursements of the Purchasers’ counsel to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Closing Date, as contemplated in Section 8 hereof;

(o) Purchasers shall be reasonably satisfied with their due diligence review;

(p) The certificates evidencing the Membership Interests along with a stock power, executed in blank, shall have been delivered to the Indenture Trustee;

(q) Each Lessee in a Standard Lease Transaction which does not require such Lessee’s consent to the collateral assignment of the related lease shall have been sent a notice of the collateral assignment of the related Land Lease Entity’s rights thereunder to the Indenture Trustee pursuant to the LLE Collateral Assignment;

(r) Payment directions letters shall have been sent to the Lessees or Operators instructing them to make payments to the Servicer Account;

(s) A deposit account control agreement with Citizens as depository covering the Servicer Account has been executed by all parties thereto and delivered to the Indenture Trustee;

(t) Purchasers shall have received each of the items listed on Exhibit B hereto (and not otherwise delivered pursuant to clauses (a) through (s) of this Section 6), each of which items shall be dated the Closing Date except as otherwise noted and in form and substance mutually agreed upon by Purchasers and Issuer (and their respective counsel); and

(u) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to each Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 7. Limited Recourse. The obligations of the Issuer under this Agreement (including, without limitation, any claims arising under this Agreement) shall be limited in recourse to the proceeds of the Trust Estate (as defined in and applied in accordance with the Indenture) and to the extent such proceeds are insufficient to meet the obligations of the Issuer under this Agreement in full, the Issuer shall have no further liability and any outstanding obligations of the Issuer and all claims against the Issuer shall be extinguished. Following the Closing Date, all payments under this Agreement are subject to the Priority of Payments as specified in Section 3.07 of the Indenture. The obligations of the Issuer and the respective Purchasers under this Agreement shall be solely the obligations of the Issuer and the respective Purchaser, respectively, and no such Person shall have any recourse with respect to such obligations to any other Person, including without limitation the directors, officers, managers, shareholders, incorporators, partners, members, settlors, trustees or affiliates of the other party hereto with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with the transactions contemplated hereby. This Section 7 shall survive any termination of this Agreement.

Section 8. Transaction Expenses. Whether or not the transaction contemplated hereby is consummated, the Issuer or Depositor, on behalf of the Issuer, will pay all reasonable third party costs and expenses (including attorneys’ fees of a special counsel retained by the Purchasers in connection with the negotiation of this Agreement and the other Transaction Documents and the closing of the transaction contemplated by the Transaction Documents).

Section 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein are as of the Closing Date and shall survive the execution and delivery of this Agreement and the issuance of Bonds contemplated hereby. This Agreement, the Bonds and the other Transaction Document embody the entire agreement and understanding between each Purchaser and the Issuer and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 10. Notice. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, if to a Purchaser, addressed to such Purchaser at the address set forth on Schedule 1 hereto, or to such other address as such Purchaser may designate in writing to the Issuer, and if to the Issuer, addressed to the Issuer at the address set forth on Schedule 1 hereto, or to such other address as the Issuer may designate in writing to the Purchasers.

Section 11. Successors. This Agreement (a) shall inure to the benefit of and shall be binding upon the Issuer, the Purchasers and their respective successors and assigns and (b) shall inure to the benefit of the Indenture Trustee. The Indenture Trustee (x) is intended as, and shall be, a third-party beneficiary of the Issuer under this Agreement and (y) shall be entitled to enforce its rights, remedies and claims hereunder directly against the other parties as though it were a signatory of this Agreement, but shall not be deemed to have, or to have assumed, any obligation or liability hereunder; provided, however, that notwithstanding anything contained herein to the contrary, the Issuer may not assign any of its rights or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party except as permitted pursuant to the terms thereof. Nothing expressed herein is intended or shall be construed to give any person (other than the persons referred to in the preceding two sentences, in each case, to the extent provided therein or elsewhere in this Agreement) any legal or equitable right, remedy or claim under or in respect of this Agreement or any other agreement or instrument or against any party hereto or thereto or beneficiary hereof or thereof.

Section 12. Applicable Law; Submission to Jurisdiction, Etc.

(a) This Agreement shall be governed by, and construed in accordance with, and all matters arising out of or in any way related to this Agreement (whether in contract, tort or otherwise), shall be governed by, the law of the State of New York without regard to conflict of laws rules.

(b) Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at such party’s address set forth on Schedule 1 hereto. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13. Amendments. No amendment, modification, supplement, or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Issuer and the Purchasers.

Section 14. Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without in any way invalidating, affecting or impairing the remaining provisions hereof.

Section 15. Counterparts. This Agreement may be executed in any number of counterparts, and by each party hereto in several counterparts, each of which counterpart when so executed shall be deemed to be an original, and all such counterparts together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier, facsimile or by electronic portable document format (“pdf”) shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 16. Use of Proceeds. The Issuer shall use the proceeds of the Bonds to (i) pay the costs related to the issuance of the Bonds and the Class B Bonds and (ii) acquire the equity interests in the Land Lease Entities.

Section 17. Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Bond Purchase Agreement is executed and delivered by BNY Mellon Trust of Delaware, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made by the Issuer is made and intended not as personal representations, undertakings and agreements by BNY Mellon Trust of Delaware but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Bond Purchase Agreement or any other related documents.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon this Agreement will become a binding agreement between the undersigned in accordance with its terms.

[Signature Pages Follow.]

Very truly yours,

HASI SYB TRUST 2015-1,
a Delaware statutory trust, as Issuer

By:	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity, but solely as
Owner Trustee

	By	/s/ JoAnn C. DiOssi
		Name:	JoAnn C. DiOssi
		Title:	Vice President

HA LAND LEASE HOLDINGS, LLC
a Delaware limited liability company, as Depositor

	By	/s/ Jeffrey W. Eckel
		Name:	Jeffrey W. Eckel
		Title:	President and Chief Executive Officer

The foregoing Bond Purchase Agreement is hereby confirmed and accepted:

[ REDACTED ],
as Purchaser

By:
Name:
Title:

[ REDACTED ], as Purchaser

By:	[ REDACTED ],

By:
Name:
Title:

[ REDACTED ], as Purchaser

By:	[ REDACTED ],

By:
Name:
Title:

SCHEDULE 1

1.	Purchasers

2.	Issuer

3.	Depositor

SCHEDULE 2

1.	Issuer Subsidiaries

2.	Issuer Directors and Senior Officers

SCHEDULE 3

Third Party Diligence Reports

EXHIBIT A

Opinions

EXHIBIT B

Excerpts from Closing Checklist